MANAGEMENT AGREEMENT


         This     MANAGEMENT     AGREEMENT    made    in    Atlanta,     Georgia
between__________________________  ("Owner"), and VIP Management, LLC, ("Agent")
a Georgia Limited Liability Company, shall become effective as of May 1, 1999.

         NOW THEREFORE in consideration of the promises and mutual covenants contained herein, Owner appoints VIP Management, LLC as the exclusive Property management and leasing Agent for the Property as defined below.


                                    ARTICLE I
                                   Definition
                                   ----------

         1.01 AFFILIATE. (a) Any person directly or indirectly controlling, controlled by or under common control with another person; (b) any person owning or controlling 10% or more of the outstanding voting securities of such other person; and (c) any officer, manager, director, partner or trustee of such person. The term "person" means an individual, corporation, partnership, limited liability company, association, joint stock company, trust or unincorporated organization.

         1.02 BUDGET. A written estimate or projection of all receipts and expenditures for the operation of the Property during a Fiscal Year, including, without limitation, all estimated rentals (including ancillary income) and all estimated repairs, maintenance and capital projects.

         1.03 FISCAL YEAR. Each calendar year ending December 31, all or a part of which falls within the term of this Agreement, unless otherwise stipulated herein.

         1.04 GROSS RECEIPTS. All Gross Receipts of every kind and nature derived from the operation of the Property during a specified period, without limitation, laundry income, application fees, late fees, and recreation area fees; excluding only: (a) security deposits (to the extent not applied to delinquent rents or damages); (b) proceeds from a sale or refinance of the
Property: (c) proceeds from insurance for the reimbursement of loss or damage to the Property, or any part thereof, except that insurance payments for loss of rents will be considered as part of Gross Receipts; (c) condemnation awards or payments received in lieu of condemnation of the Property, or any part thereof; and (d) any trade discounts and rebates received in connection with the purchase of Personal Property or services in connection with the operation of the Property.

         1.05  HUD.  U.S. Department of Housing and Urban Development.

         1.06 PERSONAL PROPERTY. All equipment, supplies, furnishings, furniture and all other items of Personal Property now or hereafter owned by Owner and located upon or used, or useful for, or necessary or adapted for the operation of the Property.

         1.07 PROPERTY. The ____ unit apartment community known and doing business as ______________________________, located at _____________________,
_____________, MS. ________. The term Property used herein includes all of the Land, Building(s) and the Personal Property collectively associated with the above mentioned apartment community.

                                   ARTICLE II
                                Term of Agreement
                                -----------------

     2.01 The initial term of this Agreement is two (2) years, commencing on May 1, 1999 and ending on April 30, 2001. This Agreement shall automatically renew for consecutive one (1) year periods, under the same terms and conditions as the initial term, unless either party delivers written notice of non-renewal, at least sixty (60) days prior to the expiration date of the then current term.

     2.02 This contract is exclusive and non-cancelable except as stipulated herein. This contract may only be immediately terminated, with notice in writing, under one or more of the following conditions:

     (a) mutual agreement of Owner and Agent;

     (b) sale or transfer of ownership in an arms length transaction;

     (c) gross violation by the Agent of the terms and responsibilities outlined in this agreement;

     (d) any criminal action, gross negligence or willful misconduct on the part
of  the  Agent,  its  employees  or  assigns   including  such  acts  as  fraud,
misappropriation of funds, etc.;

     (e) in the event a petition of bankruptcy is filed by or against either the Agent or Owner, or in the event either makes an assignment for the benefit of creditors or takes advantage of any insolvency act.

     2.03 If this Agreement is cancelled at any time or for any reason, other than at the end of the initial term or subsequent renewal term, with the exception of 2.02(c) or 2.02(d) above, a cancellation fee equal to two months fee will become due and payable.

     2.04 Upon the termination of this Agreement, either by written notice of non-renewal or by any earlier termination as herein provided, Agent shall:

     (a) deliver to Owner a final accounting;

     (b) surrender and deliver up to Owner possession of the Property and all rents and income, including tenant security deposits and other monies of Owner on hand and in any bank accounts, less amounts owed to Agent pursuant to this Agreement;

     (c) deliver to Owner, as received, any monies due Owner under this Agreement but received after such termination;

     (d) deliver to Owner all equipment not owned by Agent, materials and supplies, keys, contracts and documents, and such other accounting papers and records pertaining to this Agreement as Owner shall request;

     (e) assign any right Agent may have in and to any existing contracts relating to the operations and maintenance of the Property as Owner shall require; and

     (f) deliver to Owner, or Owner's duly appointed agent, all books and records, contracts, leases, receipts for deposits and unpaid bills.

     2.05 Termination of this Agreement shall terminate all rights and obligations of the parties hereunder, except that such termination shall not prejudice the rights of either party against the other for any breach of this Agreement. Without limitation on the generality of the foregoing. Owner's termination of this Agreement shall terminate any and all rights of Agent to act on behalf of or with respect to the Property (except to the extent Agent or its Affiliates have such rights by virtue of their interest in Owner as evidenced by the Partnership Agreement) and Agent shall, if Owner so requests, execute a notice to third parties that Agent's rights have been so terminated; provided, however, that in the event this Agreement is terminated, Agent shall cooperate prior to such termination with Owner to allow Owner to effectively and productively continue the leasing and other management activities of Agent. Without limitation on the foregoing, Agent shall deliver to Owner such information and documentation as Owner may reasonably request concerning potential tenants for the Property.

     2.06 Notwithstanding any of the above, HUD and/or the lender has the right to terminate this agreement pursuant to the Project Owner's/Management Agent's Certification signed in conjunction with this agreement.

     2.07 In the event of default by Agent hereunder, Owner shall promptly give Agent written notice of such default. If the default is the failure to pay any sum payable to the Owner hereunder (a "Monetary Default"), Agent shall have ten
(10) days to cure such default. If the default is any other than a Monetary Default (a "Non-Monetary Default"), Agent shall have 30 days to cure such Non-Monetary Default, or such longer period as necessary to cure such default if the Non-Monetary Default is not susceptible to cure with the 30 days and the Agent is diligently undertaking the cure thereof. A Non-Monetary Default shall be the failure of the Agent to comply with any agreement, covenant or undertaking in this Agreement, other than those pertaining to the payments of sums to the Owner hereunder.


                                   ARTICLE III
                                   Appointment
                                   -----------

     Owner hereby grants to Agent, or an Affiliate, the sole and exclusive right to manage, lease and operate the Property, subject to the terms and provisions of this Agreement. During the term of this Agreement, Owner may participate in the day-to-day operation of the Property, however, it shall not at any time directly order or instruct any onsite employees or other personnel engaged in the management or operation of the Property but shall give its directions or discuss any problems it may have with the appropriate supervisory personnel of the Agent.

                                   ARTICLE IV
                                   Management
                                   ----------

     4.01 COSTS OF OPERATION. All costs incurred by Agent in connection with the management, leasing and operation of the Property shall be borne by Owner, including, but not limited to, copies, phone charges, postage, payroll processing, and computer charges, etc. except for the following costs which shall be borne by Agent:

     (a) costs relating to bookkeeping services required to be performed hereunder that are performed at the Agent's home office; and

     (b) salaries and payroll expenses of multi-site and home office Employees of Agent; however budgeted salaries, expenses and benefits of personnel employed for the operation or management of the Property in accordance with Section 4.04 hereof shall be paid by the Owner.

     4.02 GENERAL MANAGEMENT DUTIES. Agent shall use diligence to manage, lease and operate the Property in a professional manner, and shall consult with Owner and keep Owner advised as to all major or extraordinary matters and without limitation, at Owner's expense, perform the following services and duties for Owner in a faithful, diligent and efficient manner:

     (a) maintain businesslike relations with tenants of the Property whose service requests shall be received, considered and recorded in systematic fashion in order to show the action taken with respect to each. Complaints of a serious nature shall, after thorough investigation, be reported to Owner with appropriate recommendations;

     (b) collect all rents and other sums and charges due from tenants, subtenants, licensees and concessionaires of the Property and, if required, retain attorneys or collection agencies for such purpose, including instituting actions required to evict tenants and recover possession of the Property, sue for and recover rent and when expedient settle, compromise and release such actions or suits or reinstate such tenancies;

     (c) perform and cause to be performed marketing, advertising and leasing activities designed to meet Owner goals as contained in the Approved Budget;

     (d) execute new and renewal leases with tenants in accordance with the Approved Budget; screen prospective tenants for credit-worthiness and other appropriate leasing criteria; maintain accurate leasing records and files; and perform other normal and customary duties related to maintaining the occupancy of the Property in accordance with the goals contained in the Approved Budget;

     (e) inspect and process move-outs and related paperwork promptly; handle all tenant security deposits in accordance with all applicable laws concerning the Manager's and/or Owner's responsibility for security deposits and record keeping requirements, if any.

     (f) enforce the provisions of the lease and community rules and regulations in a consistent manner with all tenants; periodically review community rules and regulations and make such additions, modifications or deletions as appropriate; cause the lease and other legal documents used in the leasing and post-leasing process to be reviewed by an attorney and changed as necessary to maintain compliance with all applicable laws.

     (g) pay all expenses of the property, to the extent funds are available, in a timely fashion from funds collected and deposited into Property bank accounts;

     (h) prepare or cause to be prepared for execution and filing all forms, reports and returns required by all federal, state and local laws in connection with unemployment insurance, worker's compensation, insurance, disability benefits, Social Security and other similar taxes now in effect or hereafter imposed, and also any other requirements relating to the employment of personnel for the Property; however, Agent shall not be obligated to prepare any of Owner's local, state, or federal income tax returns;

     (i) pay all sums and make all deposits becoming due and payable under the provisions of any ground lease or any loan secured by a mortgage or trust deed against the Property, or any part thereof, and otherwise perform all covenants and obligations required to be performed under the provisions of any such ground lease, mortgage or trust deed (to the extent that the performance of such covenants and obligations are within the control of Agent);

     (j) apply for all replacement reserve or escrow reimbursements from accounts held by any lender or mortgage servicer in accordance with all applicable rules and provisions; and

     (k) perform such other acts and deeds as are reasonable, necessary and proper in the discharge of its management duties under this Agreement.

     4.03 BUDGETS.

     (a) Agent shall prepare and submit for approval of Owner not later than thirty (30) days prior to the end of each Fiscal Year, a proposed budget with respect to the operation and management of the Property for the ensuing Fiscal Year. Such Budget shall include all Gross Receipts expected to be collected, as well as all cash expenditures of the property including but not limited to all salaries and benefits, leasing and advertising costs, administrative costs, maintenance and repair items, utilities, taxes and insurance, debt service and capital or replacement reserve items. In the event Owner, in Owner's sole judgement, disapproves of any proposed Budget submitted by Agent, Owner shall give Agent written notice thereof, in which event Agent shall make all revisions thereto which Owner shall direct and resubmit the proposed Budget to Owner for approval. In the absence of such written notice of disapproval within thirty
(30) days after delivery of the Budget to Owner, the Budget shall be deemed to have been approved by Owner. Each approved Budget shall constitute the control instrument under which Agent shall operate for the Fiscal Year covered thereby. Approval of the Budget shall be deemed to be approval by Owner of all items specified therein.

     (b)  Agent  shall  not incur or  permit  to be  incurred,  expenses  in any approved Budget (excluding utility expenses, general real estate taxes, insurance premiums, financing costs and emergency expenses) in excess of ten percent (10%) of the amount set forth in the Budget for any single line item in an expense classification, on a year to date basis, (e.g., cleaning expenses, H.V.A.C. expenses, etc.) or in excess of five percent (5%) of the aggregate expenditures in each expense classification, on a year to date basis. Except as set forth herein and in Section 4.06, there shall be no variance from any approved Budget, without the prior written consent of Owner.

     4.04 PROPERTY PERSONNEL. In accordance with approved Budgets, Agent shall, at Owner's expense, hire, employ, supervise and discharge all Employees required in connection with the operation and management of the Property. All Employees working on the Property are considered to be Employees of the Owner and not the Agent even though salaries and benefits may be paid through a master agency account. All salaries, taxes, insurance and other benefits paid to such Employees through a master agency account shall be reimbursed immediately and shall not be considered an expense of the management company. The Agent shall not grant any non-budgeted employee fringe benefits and plans not required by laws or union contract without written consent of Owner. However, Owner agrees to review and approve an annual bonus plan for on-site Employees at the time of Budget approval should bonuses not be included in the approved Budget. Agent will not discriminate against any Employee or applicant for employment because of race, creed, color, sex or national origin. Said Employees shall include the following:

     (a) Community Manager: A person who is experienced in the administration and operation of residential Property.

     (b) Customer Service Representative: A person who is trained to lease apartments to qualified prospective Residents, as apartments become vacant throughout the year and trained to assist the Manager in resolving all property and resident issues.

     (c) Maintenance Technician: A person who is trained in maintaining and enhancing the physical property condition by responding to resident service requests and performing routine and preventive maintenance.

     (d) Such other sales, office and maintenance personnel required to operate and maintain the Property including additional office personnel, air-conditioning mechanics, electricians, plumbers, painters, carpenters, grounds keepers, janitorial and custodial persons, as Agent reasonably deems necessary and is included in the approved budget.

     4.05 CONTRACTS AND SUPPLIES. Agent shall, at Owner's expense, upon the best terms available, enter into contracts on behalf of Owner for the furnishing to the Property of required utility services, heating and air conditioning services, pest control, other maintenance, and any other services and concessions which are required in connection with the maintenance and operation of the Property. Agent shall also place purchase orders for services and

Personal Property as are necessary to properly maintain the Property. All such contracts and orders shall be subject to the limitations set forth in section
4.03 hereof. When taking bids or issuing purchase orders, Agent shall use its best efforts to secure for and credit to Owner, any discounts, commissions or rebates obtainable as a result of such purchases or services. Agent shall use its best efforts to make purchases and (where necessary or desirable) obtain bids for necessary labor and materials at the lowest possible cost as in its judgement is consistent with good quality, workmanship and service standards. Agent shall not incur any obligation to any person at a price or fee higher than that which would have been charged as a result of a bona fide arms length negotiation.

     4.06 ALTERATIONS, REPAIRS AND MAINTENANCE.

     (a) Agent shall, at Owner's expense, perform or cause to be performed all necessary or desirable repairs, maintenance, cleaning, painting and decorating, alterations, replacements and improvements in and to the Property as are customarily made in the operation of properties of the kind, size and quality of the Property; provided, however, that no unbudgeted alterations, additions or improvements shall be made without the prior written approval of Owner (unless performed pursuant to any lease or budget previously approved by Owner). In addition, no unbudgeted expenditure in excess of $2,000 per item shall be made except as provided for in Section 4.03, or unless such repairs are immediately necessary for the preservation or the safety of the Property, or for the safety of the tenants of the Property, or required to avoid the suspension of any necessary service to the Property, or are required by any judicial or governmental authority having jurisdiction. These repairs may be made by the Agent without prior approval and regardless of the cost limitations imposed by this Section 4.06(a); further, provided that Agent shall as soon as practicable give written notice to Owner of any such emergency repairs for which prior approval is not required.

     (b) In accordance with the terms of approved Budgets or upon written request of Owner, Agent shall, from time to time during the term hereof, at Owner's expense, make or cause to be made all required capital improvements, replacements or repairs to the Property; provided, however, if Agent is required to perform extraordinary services in connection with such improvements, repairs or replacements, which services exceed those customarily rendered by managing agents of properties similar to the Property, then Agent shall receive an additional fee therefore in an amount mutually agreed upon by Owner and Agent in advance of any work to be performed.

     (c) Agent shall give Owner written notice of any material defect in the Property and all parts thereof immediately after ascertainment thereof by Agent, including without limitation, material defects in the roofs, foundations and walls of the buildings and in the sewer, water, electrical, structural, plumbing, heating, ventilation and air conditioning systems; provided, however, that Agent shall have no obligation to inspect the buildings in order to discover any such condition.

     4.07 LICENSES AND PERMITS. Agent shall, at Owner's expense, obtain and maintain in the name of Owner all licenses and permits required of Owner or Agent in connection with the management and operation of the Property. Owner agrees to execute and deliver any and all applications and other documents to otherwise cooperate with Agent in applying for, obtaining and maintaining such licenses and permits.

     4.08 COMPLIANCE WITH LAWS. Agent shall, at Owner's expense, comply with all laws, regulations and requirements for any federal, state or municipal government having jurisdiction respecting the use or manner of use of the Property or the maintenance of operation thereof. Agent shall immediately inform Owner of all notices, summons, suits, fines or violations sent to or served upon Agent regarding the Property.

     4.09 LEGAL PROCEEDINGS.

     (a) Agent shall, in Owners name and at Owner's expense, institute any and all legal and/or administrative actions or proceedings to collect charges, rents or other income from the Property, to dispossess tenants or other persons in possession, to cancel or terminate any lease, license or concession agreement for the breach thereof or default thereunder by the tenant, licensee or concessionaire.

     (b) Any other legal proceeding involving the property including the protest of increases in taxes and/or assessments levied against the Property, or any portion thereof shall require prompt notice to and discussion with Owner prior to any response.

     4.10 INVENTORY. The Agent shall maintain a current inventory of all Personal Property.

     4.11 INSURANCE COVERAGE. Owner shall procure and maintain throughout the term hereof, the following insurance coverages with respect to the Property:

     (a) Fire and extended coverage insurance;

     (b) Worker's compensation insurance;

     (c) Comprehensive public liability insurance for injury or death to persons and damage to or loss to Property of not less than $2,000,000 / $1,000,000 per occurrence;

     (d) Burglary and theft insurance;

     (e) Boiler insurance;

     (f) Fidelity Bond or crime coverage of not less than $500,000;

     (g) Employment practices liability insurance; and

     (h) Such other insurance which Owner shall direct or as Agent shall reasonably deem appropriate for the protection of Owner and Agent against claims, losses and liabilities arising out of the operation and improvement of the Property.

     Agent shall, at Owner's request, procure such coverages on behalf of Owner, at Owner's expense. All such policies of insurance shall name the Owner, Agent and such other parties as Owner or Agent shall direct as the named insured thereunder, as their respective interests may appear. Agent shall promptly investigate and report to the Owner and the insurance company involved all accidents and claims for damage relating to the ownership, operation and maintenance of the Property and any damage or destruction to the Property.

     4.12 SIGNS. Owner agrees to allow Agent to place one or more signs on or about the Property stating that Agent is providing management for the Property, provided that the signs and location thereof shall be subject to Owner's approval.

     4.13 DEBTS OF OWNER. In the performance of its duties as managing Agent of the Property, Agent shall act as the agent of the Owner. All debts and liabilities to third persons and Employees of the Property incurred by Agent in the course of its operation and management of the Property shall be the debts and liabilities of the Owner only, and Agent shall not be liable for any such debts or liabilities, except to the extent Agent has exceeded its authority hereunder.

     4.14 ALLOCATION OF COSTS. The parties hereto acknowledge that the Property may be operated in conjunction with other properties managed by Agent, and certain costs may be allocated or shared among such properties with such costs being reimbursed to Agent.

     4.15 OTHER DUTIES. Agent may provide other duties such as oversee major property renovation, new construction or renovation lease up, coordinate partnership audits, tax returns, bankruptcy filings, loan refinancing, etc. as requested by Owner for additional fees to be mutually agreed upon by Owner and Agent.

     4.16 EXCLUSIVITY. Agent is not precluded from providing management or other services to other owners or properties even if such properties might be in direct competition with the subject Property.



                                    ARTICLE V
                                 Management Fees
                                 ---------------

     5.01 COMPENSATION OF AGENT. As consideration for the performance by Agent of all its management obligations under this Agreement, Owner agrees to pay Agent a management fee each month during the term of this Agreement in an amount equal to three and one-half percent (3.50%) of Gross Receipts. Said management fee shall be paid not later than the 10th day of the month following the month for which such fee is earned. Provided that Agent is not in default under this Agreement, Agent shall be entitled to pay itself the monthly management fee herein provided from the Property bank account referred to in Article VI hereof. In addition, Agent shall charge and collect an accounting/computer fee of three dollars ($3.00) per unit per month, to be paid in the same manner described herein.

     5.02 REIMBURSEMENT OF AGENT'S EXPENSES. Owner agrees to reimburse Agent upon demand therefore for any monies that Agent may elect to advance for the account of Owner. It is expressly understood that Agent is under no obligation to advance any monies for the account of the Owner. Owner shall further reimburse Agent for all of Agent's expenses incurred in connection with the operation of the Property or as a result of Agent's compliance with this Agreement during the preceding month, including, without limitation copies, postage, Agent's long distance travel and long distance phone expenses and expenses relating to the duties set forth in this Agreement.

                                   ARTICLE VI
              Procedure for Handling Receipts and Operating Capital
              -----------------------------------------------------

     6.01 BANK DEPOSITS. Agent shall establish and maintain, at cost of Owner, separate bank accounts in the name of the Property, as Agent deems appropriate, into which all monies received by Agent for or on behalf of Owner in connection with the operation and management of the Property shall be deposited by Agent.

     6.02 DISBURSEMENT OF DEPOSITS. Agent shall disburse and pay from the bank account specified in Section 6.01 hereof, such amounts and at such times as the same are required in connection with the management and operation of the Property in accordance with the provision of this Agreement. As requested by Owner, Agent will disburse to Owner all funds that shall be considered available as required by HUD and in accordance with any regulatory agreement to which the Property may be subject.

     6.03 AUTHORIZED SIGNATORIES. Designated officers and/or Employees of Agent shall be the authorized signatories on the bank account established by Agent pursuant to Section 6.01 hereof and shall have authority to make disbursements from such account.


                                   ARTICLE VII
                                   Accounting
                                   ----------

     7.01 BOOKS AND RECORDS. Agent shall maintain at the central office of Agent, a comprehensive system of office records, books and accounts pertaining to the Property, which records, books and accounts shall be kept separate and apart from all others and shall be available for examination by Owner and its agents, accountants and attorneys at regular business hours with reasonable notice. Agent shall preserve all records, books and accounts for a period of three (3) years.

     7.02 PERIODIC STATEMENTS; AUDITS.

     (a) On or before fifteen (15) days following the end of each month during the term of this Agreement, Agent shall deliver or cause to be delivered to Owner a summary of Gross Receipts and disbursements for the preceding calendar month and the Fiscal Year to date showing variances from the approved Budget;

     (b) Within sixty (60) days after the end of each Fiscal Year, Agent will deliver or cause to be delivered to Owner, at Owner's expense, an income and expense statement showing the results of operation of the Property during the preceding Fiscal Year. At Owner's request, such statement shall be prepared and audited by a certified public accountant as designated by Owner. At Owner's request and at Owner's expense, Agent shall prepare, or cause to be prepared, other financial reports and perform other bookkeeping services in addition to those provided herein.

     7.03 DISCLOSURE. Upon request of the U.S. Department of Housing and Urban Development ("HUD"), the lender holding the deed of trust secured by the Property (the "Lender"), or the Owner, Agent will make available, at a reasonable time and place, its records and records of identity-of-interest companies which relate to goods and services charged to the project. Records and information will be sufficient to permit HUD or the Lender to determine the services performed, the dates the services were performed, the location at which the services were performed, the time consumed in providing the services, the charges made for materials, and the per-unit and total charges levied for said services.


                                  ARTICLE VIII
                                 Indemnification
                                 ---------------

     8.01 INDEMNIFICATION. Owner agrees to:

     a) hold and save Agent harmless from damages as a result of injuries to person or Property by reason of any cause whatsoever either in and about the Property or elsewhere when Agent is carrying out the provisions of this Agreement;

     b) reimburse Agent, upon demand, for any money which the Agent is required to pay for any reason whatsoever in connection with the Property, including payment for operating expenses, attorneys' fees or costs, fees and judgements in connection with the defense of any claim, civil or criminal action, proceeding, charge, or prosecution made, instituted or maintained against Agent or Owner, jointly or severally, affecting or due to any of the following:

          i. the condition or use of the Property;

          ii. acts or omissions of Agent, employees or agents of Agent, and employees of Owner;

          iii. claims made by or against any employees of Owner;

          iv.  claims  arising  out  of  or  based  upon  any  law,   regulation
     requirement, contract, or award relating to employment, working conditions, wages and/or compensation of employees or former employees of Owner; or

          v. any other cause in connection with the Property.

     c) defend promptly and diligently, at Owner's sole expense, any claim, action or proceeding in connection with any of the foregoing;

     d) hold  harmless  or fully  indemnify  Agent from any  judgement,  loss or settlement on account thereof, including reasonable attorneys' fees. It is expressly understood and agreed that the foregoing provisions shall survive the termination of this Agreement to the extent the cause arose prior to termination.

     8.02 GROSS NEGLIGENCE. Notwithstanding the foregoing, Owner shall not be required to indemnify Agent against damages suffered as a result of gross negligence or willful misconduct on the part of Agent, its agents, employees or employees of Owner.


                                   ARTICLE IX
                            Miscellaneous Provisions
                            ------------------------

     9.01 NOTICES. Any notice or communication hereunder must be in writing, and shall be personally delivered or mailed by registered or certified mail, return receipt requested, and if mailed shall be deemed to have been given and received two (2) days after its mailing. Such notices or communications shall be given to the parties hereto at their following addresses:



         To Agent:                  VIP Management, LLC,
                                    3111 Paces Mill Road, Suite A-200
                                    Atlanta, Georgia 30339
                                    Attn: Stephanie A. Reed


         To Owner:                  _______________________________
                                    c/o Vinings Holdings, Inc.
                                    3111 Paces Mill Road, Suite A-200
                                    Atlanta, Georgia 30339
                                    Attn:  Peter D. Anzo


     Any party hereto may at any time by giving ten (10) days written notice to the other party hereto designate any other address in substitution of the foregoing address to which such notice or communications shall be given.

     9.02 SEVERABILITY. If any term, covenant or condition of this Agreement or the application thereof to any person or circumstance shall, to any extent, be held to be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law.

     9.03 ATTORNEYS' FEES. Should either party retain attorneys to enforce any of the provisions hereof or to protect its interest in any manner arising under this Agreement, or to recover damages for the breach of this Agreement, each party agrees to pay its own attorney's fees expended or incurred in connection therewith.

     9.04 TOTAL AGREEMENT. This agreement is a total and complete integration of any and all representations and agreements existing between Agent and Owner and supersedes any prior oral or written representations and agreements between them.

     9.05 ARTICLE AND SECTION HEADINGS. Article and section headings contained in this Agreement are for reference only, and shall not be deemed to have any substantive effect or to limit or define the provisions contained therein.

     9.06 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that Agent shall not have the right to assign this Agreement without the prior written consent of Owner unless to an Affiliate.

     9.07 GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Georgia.


              (The remainder of this page left intentionally blank)

     IN WITNESS WHEREOF, this Agreement has been executed in Atlanta, Georgia, effective as of the date first above written.



                           OWNER:   ____________________________
                           By:      Vinings Holdings, Inc.
                                    General Partner




                                    ____________________________
                           By:      Peter D. Anzo
                                    President




                           AGENT:   VIP MANAGEMENT, LLC



                                    ___________________________
                           By:      Stephanie A. Reed
                                    Manager